UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2023
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Term Loans Paydown and Refinancing
On December 18, 2023, Element Solutions Inc (the "Company"), MacDermid, Incorporated ("MacDermid," and together with the Company, the "Borrowers"), certain subsidiaries of the Company party thereto, Citibank, N.A., as collateral agent and administrative agent (the "Agent"), and the lenders party thereto, entered into an Amendment No. 8 and Joinder to Credit Agreement ("Amendment No. 8"), which amended that certain credit agreement, dated as of January 31, 2019 (as amended and/or supplemented from time to time, the “Credit Agreement”), among the Borrowers, certain subsidiaries of the Company from time to time parties thereto, the Agent and the lending institutions from time to time parties thereto.
Amendment No. 8 provided for the repayment in full of the Company's existing $150 million tranche A term loans (the "Existing TLAs") and the refinancing of its existing $1,105 million tranche B term loans (the "Existing TLBs") by creating a new tranche B-2 of term loans denominated in U.S. dollars in an aggregate principal amount of $1,150 million (the "Refinanced TLBs"). The Refinanced TLBs will mature on December 18, 2030. Concurrently with the creation of the Refinanced TLBs, the proceeds of the $1,150 million of Refinanced TLBs, together with cash on hand, were used to fully prepay both the Existing TLAs and the Existing TLBs.
Borrowings under the Refinanced TLBs bear interest at a rate per annum based on the type of loan selected by the Company: (a) for Term SOFR (as defined in the Credit Agreement) loans, a Term SOFR rate, subject to a rate floor of 0, plus a spread of 2.00%, and (b) for base rate loans, a rate equal to the highest of the applicable (i) Federal Funds rate plus 0.50%, (ii) prime rate as quoted by The Wall Street Journal, and (iii) Term SOFR rate for a one-month interest period, plus a spread of 1.00%.
For the initial borrowing period, the interest rate applicable to the Refinanced TLBs is Term SOFR, plus a spread of 2.00% per annum.
Except as set forth in Amendment No. 8 and above, the Refinanced TLBs have substantially the same terms as the Existing TLBs and are otherwise subject to the provisions of the Credit Agreement. Certain restricted subsidiaries of the Borrowers acting as guarantors under the Credit Agreement (the "Guarantors") guarantee the Borrowers’ obligations under the Refinanced TLBs. The Refinanced TLBs are also secured by the collateral pledged by the Borrowers and the Guarantors under that certain Pledge and Security Agreement, dated as of January 31, 2019, among the Borrowers, the Guarantors and the predecessor agent, which is attached hereto as Exhibit 10.8 and incorporated herein by reference.
The foregoing descriptions of Amendment No. 8 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 8, which is attached hereto as Exhibit 10.1, and the Credit Agreement, dated as of January 31, 2019, which is attached hereto as Exhibit 10.2, as amended by Amendments No. 7, 6, 4, 3 and 1, which are included herewith as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and which are all incorporated herein by reference. Neither Amendment No. 2 nor Amendment No. 5 to the Credit Agreement was a material amendment.

Swap Transactions
In connection with the funding of the Refinanced TLBs, on December 18, 2023, the Company liquidated existing interest rate and cross-currency swap agreements initially scheduled to mature in 2024 and 2026. The Company subsequently entered into new interest rate and cross-currency swap transactions (the "Swaps") with certain banks included in the syndicate of the Refinanced TLBs (the "Hedge Counterparties").
The Swaps, which are governed by ISDA Master Agreements with each of the Hedge Counterparties, were intended to effectively convert approximately $760 million of the Refinanced TLBs, a U.S. dollar denominated debt obligation, into fixed-rate euro-denominated debt at a fixed EUR all-in rate of 4.31% during the term of the Swaps, which mature in 2028. The balance of approximately $390 million remains subject to existing swaps scheduled to mature in 2025.
Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 regarding Amendment No. 8 and the Swaps is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 20, 2023, in connection with planned leadership transition, Michael Goralski, a named executive officer of the Company, retired as Executive Vice President, Head of Industrial & Specialty, effective December 31, 2023. In accordance with the Company's established succession and growth plans, the responsibilities within his position are being assumed by previously designated leaders.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1*
Amendment No.8 to Credit Agreement, dated December 18, 2023, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent. Annexes, other than Annex I, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Amendment No. 8 and Annex I, as filed, identify such annexes, schedules and exhibits as well as the general nature of their contents. The Company agrees to furnish a copy of any omitted attachment to the Securities and Exchange commission on a confidential basis upon request.

10.2
Credit Agreement, dated as of January 31, 2019, by and among, inter alia, the Company, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, CS, as syndication agent, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

10.3
Amendment No.7 to Credit Agreement, dated June 1, 2023, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on June 5, 2023, and incorporated herein by reference)

10.4
Amendment No.6 and Joinder to Credit Agreement, dated November 15, 2022, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on November 15, 2022, and incorporated herein by reference)

10.5
Amendment No.4 to Credit Agreement, dated December 17, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.4 of the Company's Annual Report on Form 10-K filed on February 23, 2022, and incorporated herein by reference)

10.6
Amendment No.3 to Credit Agreement, dated September 1, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on September 1, 2021, and incorporated herein by reference)

10.7
Amendment No.1, dated November 26, 2019, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 3, 2019, and incorporated herein by reference)

10.8
Pledge and Security Agreement, dated as of January 31, 2019, among the Company, MacDermid and the subsidiaries of the borrowers from time to time parties thereto in favor of Barclays Bank PLC, as collateral agent (filed as Exhibit 10.2 of the Company's Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
December 22, 2023	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary